J.P. Morgan 4th Annual Diversified Industries Conference September 2009 Low Cost Producer Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company’s control.  Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements.  The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s business; public infrastructure expenditures; adverse weather conditions; restrictive covenants contained in our debt agreements; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas and oil; changes in the cost and availability of transportation; unexpected operational difficulties, equipment failures and catastrophic events; inability to timely execute announced capacity expansions; governmental regulation and changes in governmental and public policy (including climate change regulation); changes in economic conditions specific to any one or more of the Company’s markets; competition;
announced increases in capacity in the gypsum wallboard and cement industries; changes in demand for residential housing construction or commercial construction; environmental liabilities; general economic conditions (including the possibility of the deepening of the current economic recession); and
interest rates.  For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas and oil) could affect the revenues and operating earnings of our operations.  In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s results of operations.  These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2009 and in its quarterly report on Form
10-Q for the fiscal quarter ended June 30, 2009. These reports are filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov.  All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time.  The
Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Agenda 3 • Who We Are • Industry Outlook • Eagle Materials Outlook

Eagle Materials

•
Major North American cement producer
• Four geographically diversified plants, supported by 10 cement terminals
• Lowest cost producer -- profitable through the cycle
•
Complimenting the cement business are concrete and aggregates operations, which enjoy strong competitive positions in TX and CA
• Vast aggregates reserves (over 1 billion tons) in Northern CA
•
National gypsum wallboard producer
• Five manufacturing plants
• Lowest cost producer
• Paper needs met through owned lightweight
paperboard
mill
• Distribution yards enable service coast-to-coast

Ten Hallmarks of How We Operate
• Decentralized, profit center model with low overhead -- no frills
• Intense focus on operating metrics
• Provide the most demanded commodity products with consistent high quality
• Focus of innovation on operating efficiency improvement – to maintain and extend low cost producer positions and to add incremental capacity
• Assets are maintained in “like new” condition
• Projects on-time and on-budget due to rigorous engineering discipline
• Customers find us easy to do business with, a preferred supplier
• Close attention to safety and environmental/community stewardship
• Principles-based management culture, low turnover, deep experience
• Financial transparency, internally and externally

Criteria for Major New Investment
• Strengthens core business position in gypsum wallboard,
cement or aggregates
• Improves low-cost producer positions
• Improves regional market diversification
• Provides superior return on investment
• Preserves balance sheet health and financial flexibility
Track record of returning cash to shareholders when
investment criteria is not well-met

Low Cost Commodity Producer Advantages 7

Agenda 8 • Who We Are • Industry Outlook • Eagle Materials Outlook

9 Cement

U.S. Cement Industry Update
Current Supply/Demand Dynamics
• Demand is anticipated to decline approximately 22% in calendar 2009
• Several plant closures and delays of expansion projects have been announced
• Landed cost of imported cement has been reduced
• Imports of foreign cement have been dramatically reduced
• Demand is heavily driven by public infrastructure investment and by non-residential construction
• The outlook for 2010 and 2011 is for consumption to increase 11%
and 13% respectively, in large measure due to stimulus investment

Cement Industry: US Consumption 11 Source: Portland Cement Association data and company analysis 30% imports Capacity Consumption Imports only 7% today

Real Public Construction Source: Portland Cement Association 12 (YOY% Change)

Real Non-Residential Construction
(YOY % Change)
Source: Portland Cement Association

• Commercial construction cycles
typically lag residential cycles
• However not all sectors of
commercial are down this year

Architectural Billings Index
July 2009
20
30
40
50
60
70
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Commercial/Industrial Institutional Mixed Use

Source: American Institute of Architects
As a leading economic indicator of construction activity, the ABI reflects the approximate nine to twelve month lag between architectural billings and construction spending.  Any score above 50 indicates an increase in billings.

Infrastructure Update and Outlook

Silver lining: Sustained gains in cement consumption in
2011-2014 as projects are pushed forward
Note: Only 2.5% of all AARA highway stimulus dollars have been spent through July (most of this, in fact, the last two
weeks of July)

Cement Consumption Outlook 16 Public Construction Non-Residential Residential 000 Short Tons Source: Portland Cement Association, company analysis

17 Gypsum Wallboard

Gypsum Wallboard Industry Update
Demand
• Demand is half of what it was at the peak
• We anticipate the start of a cyclic recovery next year, with
2010 being relatively flat
Supply
• Capacity has not dropped materially from the 2005 peak
What’s Needed for Higher Industry Profitability
• Demand needs to increase, high-cost capacity needs to
shut down or some combination

Wallboard Industry
Utilization Outlook

2005 2006 2007 2008 2009E
Consumption Estimates
New Single Family Residential 17.0 15.0 10.8 6.6 4.4
New Multi-Family Residential 1.5 1.4 1.4 1.2 1.0
New Commercial 6.5 7.6 7.2 7.0 4.9
Repair and Remodel 10.5 10.6 10.5 9.7 7.4
Manufactured Housing 0.7 0.4 0.3 0.3 0.3
Total 36.2 35.0 30.2 24.8 18.0
Ending Annual Capacity 37.0 37.2 37.9 36.8 36.8
Average Annual Industry Utilization 98% 94% 80% 67% 49%
(BSF, calendar years)

U.S. Demand for Gypsum Wallboard 20 New Home Sales (000) BSF

Drivers of Residential Demand

• What drives residential demand?
Job growth
Mortgage rates
Consumer confidence
New home affordability
Existing home inventory
Existing home prices (ability to sell and buy new)
Foreclosures and foreclosure outlook
• These factors represent a mixed bag -- the net suggests a recovery beginning in 2010 and then picking up speed in 2011 and 2012
• Also important to note: residential demand outlooks vary significantly by geography, e.g., TX, CO and SE earlier, CA and FL later

Employment 22 Source: Portland Cement Association

Mortgage Rates

1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990
Sources:
FreddieMac and bankrate.com (Jumbo)
Rates are important but
the key issue today is also
qualification standards

Consumer Confidence 24 1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990 Sources: Conference Board (Left Axis) (Right Axis)

Affordability
Percent of Median House Price that a Median Income Family can Afford

1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990
20-Year
Average
Source: National Association of Realtors

New and Existing Home Inventories
Millions of Homes

(Left Axis)
(Right Axis)
1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990
Sources: US Census Bureau & National Association of Realtors

Existing Home Prices
27 27
FHFA CSW
Existing Home Price Indices (1991=100) Year/Year % Change in Price Index
FHFA CSW
91 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 92 87 88 89 90
Sources: CSW-Standard & Poors , FHFA-Federal Housing Finance Agency
Both indices measure resale price trends for a “constant quality” mix of homes. FHFA index includes homes with conforming mortgages in all metro areas.  CSW index includes homes in all price ranges but is limited to larger metro areas.
91 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 92 87 88 89 90

Foreclosures
28 28
Foreclosure Inventory
Percent of Mortgage Loans in Foreclosure,
Seasonally Adjusted Annual Rate
New Foreclosures
New Foreclosures Started, as % of Loans,
Seasonally Adjusted Annual Rate
1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990 1991 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1992 1987 1988 1989 1990
Source: Mortgage Bankers Association

Adjustable Mortgage Reset Schedule
29 29
Sources: The Norris Group; Credit Suisse
Today
2007
J F M A M J J A S O N D
2009
J FM A M J J A S O N D
2008
J FM A M J J A S O N D
2010
J F M A M J J A S O N D
2011
J F M A M J J A S O N D
2012
J F M A M J J A S O N D

Wallboard Industry 30

Wallboard Industry Capacity Expansions/Closures INDUSTRY CAPACITY ADDITIONS CAPACITY CLOSURES EAGLE PLANTS Capacity Summary (in BSF) 1/1/07 37.9 Additions 5.7 Closures (6.8) Current 36.8 31

Capacity Balancing at the Trough 32 Supply Supply Demand On On Off On On Off On On Off

Capacity Balancing at the Trough 33 On Off Creates Diseconomies Curtail / Start-Stop Permanent Shut-Down Mothball Not Always Necessary Reduces Capacity Preserves Option Lowers System Delivered Costs

Agenda 34 • Who We Are • Industry Outlook • Eagle Materials Outlook

Financial Highlights
$ in millions, For Fiscal Years Ending March 31

* Before Corporate G&A
Revenues Operating Earnings*
$429
$503
$617
$860
$922
$750
$602
$0
$200
$400
$600
$800
$1,000
2003 2004 2005 2006 2007 2008 2009
$102
$115
$172
$264
$330
$184
$108
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007 2008 2009

We Continue to Outperform the Group

Note:  This is based on comparison of EBITDA Margins (TTM) for each of the listed companies for the most recently reported period.  EBITDA margins represent earnings before interest, taxes, depreciation and amortization / revenues.  EBITDA is a non-GAAP measure.  See slide entitled
“Explanation of Non-GAAP Items” that is appended as a final slide.

The Song Was the Same in 2007 (Peak)

Note:  This is based on comparison of EBITDA Margins (TTM) for each of the listed companies for the most recently reported period.  EBITDA margins represent earnings before interest, taxes, depreciation and amortization / revenues.  EBITDA is a non-GAAP measure.  See slide entitled
“Explanation of Non-GAAP Items” that is appended as a final slide.
From
May
2007
with X’s
added
X X
X
X X
X

Capital Structure $406 $428 $437 $381 $337 $324 $0 $100 $200 $300 $400 $500 3/31/2008 3/31/2009 6/30/2009 Equity Net Debt 38 Net Debt-to-Cap 48% 44% 43% Net Debt-to-Equity 94% 79% 74%

Debt Maturity Profile 39 Eagle’s balanced debt maturity profile with no near term maturities provides significant financial flexibility

Resilience and Performance
Eagle’s ability to perform through down-cycles and
thrive in the up-cycles is due to the company’s
• Low cost producer position
• Strong cash flow from low-cost operations
• Low overhead
• Consistent quality products
• Exceptional customer service and long-term relationships
• Best and most experienced management team in the
industry, at all levels
• Solid balance sheet
• Positioning for the recovery

41 Questions and Answers

Contact Information
Steve Rowley
President and CEO
(214) 432-2020
srowley@eaglematerials.com
Craig Kesler
Executive Vice President and CFO
(214) 432-2013
ckesler@eaglematerials.com
Bob Stewart
Executive Vice President, Strategy, Corporate Development and Communications
(214) 432-2040
bstewart@eaglematerials.com

Eagle Materials Inc.                             NYSE:  EXP     www.eaglematerials.com

43

Eagle’s Wallboard Operations at a Glance
American Gypsum
• 18-year history
• Nearly 4.0 bsf of capacity
• 11% market share
(Top 5 in US)
• Lowest cost producer
• Consistent quality
• Exceptional customer
service
Wallboard Plants
Reload/Distribution Yards
Core Markets Served

Eagle’s Gypsum Paperboard at a Glance

• Original design capacity of 220,000 tons has
been increased to 320,000 tons
• Republic produces light-weight gypsum
paperboard
• 15% lighter than gypsum industry
average
• Superior wallboard conversion
characteristics
• Produces uniform cross-directional
strength, weight and moisture profile
• 50% of capacity consumed internally, 40%
sold through long-term sales contract with
CertainTeed, 10% sold in spot linerboard
market, at full utilization
• Cost trends: OCC costs are up since year
end, energy costs are trending down

Eagle’s Cement Operations at a Glance
Approximately 3.1 million
tons of capacity
3.1% market share
(Top 12 in North
America)
Low cost producer
Exceptional quality and
customer service

Cement Plants
Cement Terminals
Markets Served

Eagle’s Concrete and Aggregates
Operations at a Glance

• Strong competitive position in
local markets
• Capacities
• Aggregates – 5.5 mil tons
• Concrete – 850,000 cu yds
• Complimentary to Eagle’s
Cement  business
• Vast aggregates reserves:
over 1 billion tons in No. CA
• Exceptional quality and
customer service

Explanation of Non-GAAP Items

EBITDA represents net income, plus interest expense (less interest income), provisions for income taxes and depreciation and amortization expense.
EBITDA is a non-GAAP measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost bases and is used as a benchmark for evaluating the creditworthiness of particular issuers.
EBITDA should not, however, be considered as an alternative to net income, operating income, cash flow from operations or any other measure of financial performance in accordance with GAAP.
EBITDA for our trailing twelve-months ended June 30, 2009 of $146.3 can be reconciled to net income by adding to net income the following amounts:
interest expense, $26.5 million; provision for income taxes, $22.6 million;
deprecation and amortization expense, $51.3 million.
EBITDA for our trailing twelve-months ended March 31, 2007 of $349.7 can be reconciled to net income by adding to net income the following amounts:
interest expense, $5.4 million; provision for income taxes, $101.6 million;
deprecation and amortization expense, $40.0 million.